Exhibit No. 99

BAFC_05-5 - Price/Yield - 1A7

Balance          $25,000,000.00       Delay             24                   WAC(1)           5.98112              WAM(1)       356
Coupon           5.5                  Dated             9/1/2005             NET(1)           5.73112              WALA(1)        3
Settle           9/30/2005            First Payment     10/25/2005

Price                             1                  2                   3                   4                 5
                                Yield              Yield               Yield               Yield             Yield
        100-09 4/8              5.498              5.450               5.338               5.247             5.138
        100-10 4/8              5.495              5.445               5.328               5.232             5.118
        100-11 4/8              5.492              5.440               5.317               5.217             5.098
        100-12 4/8              5.489              5.434               5.307               5.203             5.078
        100-13 4/8              5.486              5.429               5.296               5.188             5.058
        100-14 4/8              5.483              5.424               5.286               5.173             5.038
        100-15 4/8              5.480              5.419               5.275               5.158             5.018
        100-16 4/8              5.477              5.413               5.264               5.144             4.998
        100-17 4/8              5.474              5.408               5.254               5.129             4.978

               WAL             17.050              7.982               3.381               2.313             1.680
          Mod Durn             10.175              5.864               2.942               2.095             1.556
     Mod Convexity              1.622              0.576               0.133               0.067             0.038
  Principal Window      Oct05 - Feb33      Oct05 - Jul25       Oct05 - May13       Oct05 - Apr10     Oct05 - Oct08
  Payment # Months                329                238                  92                  55                37

         LIBOR_1MO               3.65               3.65                3.65                3.65              3.65
            Prepay              0 PSA            100 PSA             300 PSA             500 PSA           800 PSA

          Treasury Mat   2YR   3YR   5YR  10YR
                   Yld 4.153 4.216 4.281 4.426


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for our information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

BAFC_05-5 - Price/Yield - 1A5

Balance                $1,000,000.00    Delay            24                WAC(1)          5.98112            WAM(1)             356
Coupon                 5.5              Dated            9/1/2005          NET(1)          5.73112            WALA(1)              3
Settle                 9/30/2005        First Payment    10/25/2005

Price                                 1                2                3                4                 5
                                  Yield            Yield            Yield            Yield             Yield
                100-27            5.435            5.310            5.063            4.880             4.662
                100-28            5.432            5.303            5.051            4.863             4.639
                100-29            5.428            5.297            5.038            4.845             4.616
                100-30            5.425            5.290            5.025            4.828             4.593
                100-31            5.422            5.284            5.012            4.810             4.570
                101-00            5.419            5.278            4.999            4.793             4.547
                101-01            5.415            5.271            4.987            4.776             4.524
                101-02            5.412            5.265            4.974            4.758             4.501
                101-03            5.409            5.258            4.961            4.741             4.478

                   WAL           14.939            5.982            2.691            1.917             1.429
              Mod Durn            9.405            4.763            2.413            1.767             1.340
         Mod Convexity            1.370            0.358            0.087            0.047             0.028
      Principal Window    Oct05 - Apr30    Oct05 - Mar19    Oct05 - Dec10    Oct05 - Mar09     Oct05 - Mar08
      Payment # Months              295              162               63               42                30

             LIBOR_1MO             3.65             3.65             3.65             3.65              3.65
                Prepay            0 PSA          100 PSA          300 PSA          500 PSA           800 PSA

              Treasury Mat   2YR   3YR   5YR  10YR
                       Yld 4.153 4.216 4.281 4.426


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for our information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

BAFC_05-5 - Price/Yield - 1A4

Balance                $10,000,000.00   Delay            24                WAC(1)          5.98112          WAM(1)           356
Coupon                 5.125            Dated            9/1/2005          NET(1)          5.73112          WALA(1)            3
Settle                 9/30/2005        First Payment    10/25/2005

Price                                 1                2                3                4               5
                                  Yield            Yield            Yield            Yield           Yield
                 96-05            5.426            5.453            5.652            5.973           6.350
                 96-06            5.424            5.450            5.647            5.966           6.340
                 96-07            5.422            5.448            5.643            5.959           6.329
                 96-08            5.420            5.445            5.639            5.951           6.318
                 96-09            5.417            5.443            5.635            5.944           6.308
                 96-10            5.415            5.440            5.630            5.937           6.297
                 96-11            5.413            5.438            5.626            5.930           6.286
                 96-12            5.411            5.435            5.622            5.923           6.276
                 96-13            5.408            5.433            5.617            5.915           6.265

                   WAL           28.260           23.018           10.000            5.275           3.413
              Mod Durn           14.343           12.974            7.519            4.476           3.032
         Mod Convexity            3.077            2.405            0.718            0.242           0.112
      Principal Window    Apr30 - Dec34    Mar19 - Oct32    Dec10 - Jan20    Mar09 - Jan12   Mar08 - Jul09
      Payment # Months              351              325              172               76              46

             LIBOR_1MO             3.65             3.65             3.65             3.65            3.65
                Prepay            0 PSA          100 PSA          300 PSA          500 PSA         800 PSA

              Treasury Mat   2YR   3YR   5YR  10YR
                       Yld 4.153 4.216 4.281 4.426


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for our information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

BAFC_05-5 - Price/Yield - 1A2

Balance          $20,000,000.00   Delay           0               Index           LIBOR_1MO | 3.65 WAC(1)   5.98112  WAM(1)      356
Coupon           4.15             Dated           9/25/2005       Mult / Margin   1.0 / .5         NET(1)   5.73112  WALA(1)       3
Settle           9/30/2005        First Payment   10/25/2005      Cap / Floor     5.5 / .5

Price                           1               2               3               4               5
                              Yield           Yield           Yield           Yield           Yield
             99-28            4.194           4.198           4.256           4.291           4.338
             99-29            4.192           4.195           4.238           4.264           4.300
             99-30            4.190           4.192           4.221           4.238           4.262
             99-31            4.188           4.189           4.203           4.212           4.224
            100-00            4.186           4.186           4.186           4.186           4.186
            100-01            4.184           4.183           4.169           4.160           4.148
            100-02            4.182           4.180           4.151           4.134           4.110
            100-03            4.180           4.177           4.134           4.108           4.072
            100-04            4.178           4.174           4.116           4.082           4.034

               WAL           25.367          14.000           1.902           1.255           0.857
          Mod Durn           15.356          10.074           1.786           1.195           0.824
     Mod Convexity            3.246           1.427           0.045           0.022           0.012
  Principal Window    Oct05 - Feb33   Oct05 - Jul25   Oct05 - Aug08   Oct05 - Aug07   Oct05 - Jan07
  Payment # Months              329             238              35              23              16

         LIBOR_1MO             3.65            3.65            3.65            3.65            3.65
            Prepay            0 PSA         100 PSA         300 PSA         500 PSA         800 PSA

          Treasury Mat   2YR   3YR   5YR  10YR
                   Yld 4.153 4.216 4.281 4.426


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for our information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

BAFC_05-5 - Price/Yield - 1A3

Balance        $20,000,000.00       Delay           0             Index           LIBOR_1MO | 3.65 WAC(1)    5.98112  WAM(1)     356
Coupon         1.35                 Dated           9/25/2005     Mult / Margin   -0.2             NET(1)    5.73112  WALA(1)      3
Settle         9/30/2005            First Payment   10/25/2005    Cap / Floor     5 / 0.

Price                            1               2            3                4               5
                               Yield           Yield        Yield            Yield           Yield
            0-17              431.214         430.872      406.653          357.023         271.361
            0-18              395.571         395.174      370.241          321.136         237.870
            0-19              365.095         364.642      338.996          290.315         209.145
            0-20              338.772         338.262      311.906          263.570         184.254
            0-21              315.831         315.263      288.203          240.149         162.489
            0-22              295.679         295.051      267.294          219.473         143.302
            0-23              277.849         277.162      248.713          201.086         126.265
            0-24              261.972         261.224      232.092          184.627         111.038
            0-25              247.751         246.943      217.137          169.807          97.349

             WAL               25.367          14.000        1.902            1.255           0.857
        Mod Durn                0.216           0.215        0.208            0.211           0.227
   Mod Convexity                0.001           0.001        0.001            0.001           0.001
Principal Window              NA - NA         NA - NA      NA - NA          NA - NA         NA - NA
Payment # Months                  329             238           35               23              16

       LIBOR_1MO                 3.65            3.65         3.65             3.65            3.65
          Prepay                0 PSA         100 PSA      300 PSA          500 PSA         800 PSA

        Treasury Mat   2YR   3YR   5YR  10YR
                 Yld 4.153 4.216 4.281 4.426


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for our information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

BAFC_05-5 - Price/Yield - 2A1

Balance                $173,187,000.00  Delay             24                WAC(2)          5.90243          WAM(2)              358
Coupon                 5.5              Dated             9/1/2005          NET(2)          5.62552          WALA(2)               2
Settle                 9/30/2005        First Payment     10/25/2005

Price                                 1                 2                3                4               5
                                  Yield             Yield            Yield            Yield           Yield
             99-24 7/8            5.552             5.545            5.531            5.517           5.496
             99-25 7/8            5.549             5.541            5.524            5.506           5.482
             99-26 7/8            5.547             5.538            5.517            5.496           5.467
             99-27 7/8            5.544             5.534            5.510            5.486           5.452
             99-28 7/8            5.542             5.530            5.503            5.476           5.438
             99-29 7/8            5.539             5.526            5.496            5.466           5.423
             99-30 7/8            5.536             5.522            5.489            5.456           5.409
             99-31 7/8            5.534             5.518            5.482            5.446           5.394
            100-00 7/8            5.531             5.514            5.475            5.436           5.380

                   WAL           22.211            12.453            5.750            3.637           2.387
              Mod Durn           12.288             7.988            4.453            3.077           2.141
         Mod Convexity            2.219             1.080            0.354            0.162           0.073
      Principal Window    May15 - Aug35     Oct05 - Aug35    Oct05 - Aug35    Oct05 - Aug35   Oct05 - Oct12
      Payment # Months              359               359              359              359              85

             LIBOR_1MO             3.65              3.65             3.65             3.65            3.65
                Prepay            0 PSA           100 PSA          300 PSA          500 PSA         800 PSA

              Treasury Mat   2YR   3YR   5YR  10YR
                       Yld 4.153 4.216 4.281 4.426


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for our information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

BAFC_05-5 - Price/Yield - 3A2

Balance                $35,043,000.00   Delay             24                WAC(3)          5.80064          WAM(3)              357
Coupon                 5.5              Dated             9/1/2005          NET(3)          5.55064          WALA(3)               3
Settle                 9/30/2005        First Payment     10/25/2005

Price                                 1                 2                3                4               5
                                  Yield             Yield            Yield            Yield           Yield
            100-29 4/8            5.401             5.226            5.189            5.124           4.982
            100-30 4/8            5.397             5.218            5.180            5.113           4.968
            100-31 4/8            5.393             5.210            5.171            5.103           4.954
            101-00 4/8            5.389             5.202            5.162            5.092           4.941
            101-01 4/8            5.385             5.194            5.153            5.082           4.927
            101-02 4/8            5.381             5.186            5.144            5.071           4.913
            101-03 4/8            5.377             5.178            5.135            5.061           4.899
            101-04 4/8            5.374             5.170            5.126            5.050           4.885
            101-05 4/8            5.370             5.162            5.117            5.040           4.871

                   WAL           11.460             4.518            3.993            3.299           2.419
              Mod Durn            7.900             3.810            3.431            2.920           2.208
         Mod Convexity            0.942             0.215            0.173            0.117           0.065
      Principal Window    Sep06 - Apr26     Sep06 - Apr15    Sep06 - Apr14    Sep06 - Sep11   Sep06 - Jul09
      Payment # Months              247               115              103               72              46

             LIBOR_1MO             3.65              3.65             3.65             3.65            3.65
                Prepay            0 PSA           100 PSA          300 PSA          500 PSA         800 PSA

              Treasury Mat   2YR   3YR   5YR  10YR
                       Yld 4.153 4.216 4.281 4.426


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for our information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

BAFC_05-5 - Price/Yield - 3A1

Balance        $25,000,000.00   Delay           0                Index            LIBOR_1MO | 3.77  WAC(3)   5.80064  WAM(3)     357
Coupon         4.47             Dated           9/25/2005        Mult / Margin    1.0 / .7          NET(3)   5.55064  WALA(3)      3
Settle         9/30/2005        First Payment   10/25/2005       Cap / Floor      5.5 / .7

Price                          1               2               3               4                5
                             Yield           Yield           Yield           Yield            Yield
            99-28            4.521           4.524           4.579           4.620            4.663
            99-29            4.519           4.521           4.562           4.593            4.625
            99-30            4.516           4.518           4.546           4.566            4.587
            99-31            4.514           4.515           4.529           4.539            4.549
           100-00            4.512           4.512           4.512           4.512            4.512
           100-01            4.510           4.509           4.495           4.485            4.474
           100-02            4.507           4.506           4.478           4.458            4.436
           100-03            4.505           4.503           4.461           4.431            4.399
           100-04            4.503           4.500           4.444           4.404            4.361

              WAL           22.905          15.695           2.004           1.224            0.866
         Mod Durn           13.472          10.491           1.853           1.160            0.828
    Mod Convexity            2.750           1.664           0.055           0.022            0.012
 Principal Window    Oct05 - Dec33   Oct05 - Jul29   Oct05 - Nov09   Oct05 - Nov07    Oct05 - Mar07
 Payment # Months              339             286              50              26               18

        LIBOR_1MO             3.77            3.77            3.77            3.77             3.77
           Prepay            0 PSA         100 PSA         300 PSA         500 PSA          800 PSA

         Treasury Mat   2YR   3YR   5YR  10YR
                  Yld 4.153 4.216 4.281 4.426


his Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
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